Warrant Liability (Tables)	9 Months Ended
Sep. 30, 2019
Notes to Financial Statements
Fair Value of Warrant Liability

he inputs into the binomial models are as follows:

	March 1, 2019	June 30, 2019	September 30, 2019
Closing share price	$70.00	$69.00	$3.10
Exercise price	$0.20	$0.20	$0.20
Risk free rate	2.27%	2.00%	2.00%
Expected volatility	364%	376%	402%
Dividend yield	0%	0%	0%
Expected life	2.0 years	1.68 years	1.42 years